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        MORGAN STANLEY VARIABLE INVESTMENT SERIES - INCOME PLUS PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2009 - DECEMBER 31, 2009

                                                                   AMOUNT OF     % OF     % OF
                                     OFFERING                       SHARES      OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF PRICE OF    TOTAL AMOUNT      PURCHASED   PURCHASED  TOTAL
   PURCHASED     TRADE DATE OFFERING  SHARES     OF OFFERING        BY FUND     BY FUND  ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- -------- ----------------- -------------- --------- ------ ------------------- ----------------
  Discover        07/10/09       --  $100.00      $400,000,000        740,000     0.18%  0.29%   J.P. Morgan,          JP Morgan
  Financial                                                                                           Barclays
   Services                                                                                           Capital,
 10.250% due                                                                                      Goldman, Sachs
  7/15/2019                                                                                       & Co., Citi,
                                                                                                 Credit Suisse,
                                                                                                 Mitsubishi UFJ
                                                                                                  Securities, RBS,
                                                                                                   Deutsche Bank
                                                                                                  Securities, UBS
                                                                                                  Investment Bank

 The Boeing        07/23/09       --  $98.958      $750,000,000        400,000     0.05%  0.16%     BofA Merrill     Banc of America
 Co. 4.875%                                                                                      Lynch, Deutsche
due 2/15/2020                                                                                          Bank
                                                                                                   Securities,
                                                                                                 Morgan Stanley,
                                                                                                     Barclays
                                                                                                   Capital, BNP
                                                                                                     PARIBAS,
                                                                                                  CALYON, Credit
                                                                                                  Suisse, Daiwa
                                                                                                    Securities
                                                                                                  America Inc.,
                                                                                                  Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                      Mizuho
                                                                                                  Securities USA
                                                                                                    Inc., RBS,
                                                                                                   Wells Fargo
                                                                                                    Securities

 The Boeing        07/23/09       --  $97.680      $450,000,000        565,000     0.12%  0.22%    BofA Merrill      Banc of America
 Co. 5.875%                                                                                       Lynch, Deutsche
due 2/15/2040                                                                                           Bank
                                                                                                    Securities,
                                                                                                  Morgan Stanley,
                                                                                                      Barclays
                                                                                                    Capital, BNP
                                                                                                      PARIBAS,
                                                                                                   CALYON, Credit
                                                                                                   Suisse, Daiwa
                                                                                                     Securities
                                                                                                   America Inc.,
                                                                                                   Mitsubishi UFJ
                                                                                                    Securities,
                                                                                                       Mizuho
                                                                                                   Securities USA
                                                                                                     Inc., RBS,
                                                                                                    Wells Fargo
                                                                                                     Securities

   Dolphin         07/23/09       --  $100.00    $1,250,000,000        830,000     0.06%  0.33%    RBS, Abu Dhabi       Greenwich
 Energy Ltd.                                                                                      Commercial Bank,       Capital
  5.88% due                                                                                         BNP PARIBAS,
  6/15/2019                                                                                       National Bank of
                                                                                                      Abu Dhabi

   St. Jude        07/23/09       --  $99.920   $500,000,000.00        615,000     0.12%  0.24%    BofA, Merrill        Banc of
 Medical Inc.                                                                                    Lynch, Misutbishi      America
  4.875% due                                                                                      UFJ Securities,
  7/15/2019                                                                                         Wells Fargo
                                                                                                     Securities,
                                                                                                  Goldman, Sachs &
                                                                                                     Co., Mizuho
                                                                                                   Securities USA
                                                                                                    Inc., RBS, TD
                                                                                                  Securities, U.S.
                                                                                                       Bancorp
                                                                                                  Investments, Inc.

International      08/03/09       --  $99.920 $1,000,000,000.00        180,000     0.01%  0.07%     Bofa Merrill        Banc of
  Paper Co.                                                                                          Lynch, BNP         America
  7.500% due                                                                                       PARIBAS, BBVA
  8/15/2021                                                                                         Securities,
                                                                                                      CALYON,
                                                                                                    Commerzbank
                                                                                                    Corporates &
                                                                                                   Markets, Daiwa
                                                                                                     Securities
                                                                                                   America Inc.,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities USA
                                                                                                    Inc., Morgan
                                                                                                 Keegan & Company,
                                                                                                    Inc., Scotia
                                                                                                  Capital, SOCIETE
                                                                                                  GENERALE, Wells
                                                                                                 Fargo Securities,
                                                                                                  J.P. Morgan, UBS
                                                                                                  Investment Bank

First Energy       08/04/09       --  $99.998   $600,000,000.00        230,000     0.03%  0.09%   Morgan Stanley,      Barclays
  Solutions                                                                                      Barclays Capital,      Capital
Corp. 6.050%                                                                                      Credit Suisse,
 due 8/15/2021                                                                                      RBS, KeyBanc
                                                                                                 Capital Markets,
                                                                                                 SunTrust Robinson
                                                                                                  Humphrey, U.S.
                                                                                                      Bancorp
                                                                                                Investments, Inc.,
                                                                                                   The Williams
                                                                                                Capital Group, L.P.

  Blackstone       08/13/09       --  $99.247   $600,000,000.00        855,000     0.14%  0.33%   Morgan Stanley,       Banc of
   Holdings                                                                                      Barclays Capital,      America
 Finance Co.                                                                                       Credit Suisse,
  6.625% due                                                                                        BofA Merrill
  8/15/2019                                                                                       Lynch, Deutsche
                                                                                                  Bank Securities,
                                                                                                  Goldman, Sachs &
                                                                                                  Co., J.P. Morgan,
                                                                                                        Citi

 MeadWestvaco      08/17/09       --  $99.218   $250,000,000.00        875,000     0.08%  0.33%     BofA Merrill        Banc of
 Corp. 7.375%                                                                                     Lynch, Barclays       America
 due 9/1/2019                                                                                      Capital, Citi,
                                                                                                   UBS Investment
                                                                                                  Bank, Mitsubishi
                                                                                                  UFJ Securities,
                                                                                                    Wells Fargo
                                                                                                    Securities,
                                                                                                  Goldman, Sachs &
                                                                                                  Co., BNY Mellon
                                                                                                  Capital Markets,
                                                                                                      LLC RBS,
                                                                                                     SunTrust,
                                                                                                 Robinson Humphrey

  The Royal        08/18/09       --  $99.702 $2,000,000,000.00      1,310,000     0.06%  0.50%     RBS, Banc of       Greenwich
   Bank of                                                                                            America           Capital
 Scotland PLC                                                                                     Securities LLC,
  4.875% due                                                                                       Deutsche Bank
  8/25/2014                                                                                         Securities,
                                                                                                  Morgan Stanley,
                                                                                                    J.P. Morgan,
                                                                                                   Citi, Goldman,
                                                                                                    Sachs & Co.,
                                                                                                      Wachovia
                                                                                                     Securities

    Watson         08/18/09       --  $99.796   $400,000,000.00        175,000     0.04%  0.07%     BofA Merrill        Banc of
Pharmaceuticals                                                                                   Lynch, Barclays       America
 Inc. 6.125%                                                                                       Capital, Wells
 due 8/15/2019                                                                                   Fargo Securities,
                                                                                                   CIBC,,, Fortis
                                                                                                  Securities LLC,
                                                                                                   Mitsubishi UFJ
                                                                                                    Securities,
                                                                                                 Mizuho Securities
                                                                                                     USA Inc.,

 Viacom Inc.       08/19/09       --  $99.247   $250,000,000.00        170,000     0.06%  0.06%    Citi, Deutsche      Deutsche
  5.625% due                                                                                      Bank Securities,    Securities
  9/15/2019                                                                                            RBS, Daiwa
                                                                                                     Securities
                                                                                                   America Inc.,
                                                                                                 Mizuho Securities
                                                                                                   USA Inc., BNP
                                                                                                    PARIBAS, BNY
                                                                                                   Mellon Capital
                                                                                                   Markets, LLC,
                                                                                                   Mitsubishi UFJ
                                                                                                    Securities,
                                                                                                  Scotia Capital,
                                                                                                     Lloyds TSB
                                                                                                 Corporate Markets

  Avanlonbay       09/08/09       --  $99.896   $250,000,000.00        375,000     0.15%  0.14%     Wells Fargo        JP Morgan
 Communities                                                                                      Securities, LLC,
 Inc. 6.100%                                                                                       Banc of America
due 3/15/2020                                                                                      Securities LLC,
                                                                                                  Citigroup Global
                                                                                                 Markets Inc., J.P.
                                                                                                  Morgan Securities
                                                                                                    Inc., Morgan
                                                                                                    Stanley & Co.
                                                                                                    Incorporated

  Prudential       09/10/09       -- $99.7676      $900,000,000      1,020,000     0.11%  0.39%    Banc of America      Barclays
  Financial                                                                                        Securities LLC,       Capital
 Inc. 4.750%                                                                                      Barclays Capital
due 9/17/2015                                                                                      Inc., Morgan
                                                                                                    Stanley & Co.
                                                                                                  Incorporated, BNP
                                                                                                 Paribas Securities
                                                                                                     Corp. Daiwa
                                                                                                 Securities America
                                                                                                     Inc., HSBC
                                                                                                  Securities (USA)
                                                                                                      Inc., RBS
                                                                                                  Securities Inc.,
                                                                                                    Loop Capital
                                                                                                    Markets LLC,
                                                                                                  Muriel Siebert &
                                                                                                  Co., Inc., Samuel
                                                                                                     A. Ramirez &
                                                                                                 Company, Inc., The
                                                                                                  Williams Capital
                                                                                                     Group, L.P.

  CenturyTel       09/14/09       --  $99.891      $250,000,000        255,000     0.10%  0.10% BofA Merrill Lynch,  Banc of America
 Inc. 6.150%                                                                                     Barclays Capital,
due 9/15/2019                                                                                    J.P. Morgan, Wells
                                                                                                 Fargo Securities,
                                                                                                   Mitsubishi UFJ
                                                                                                 Securities, Morgan
                                                                                                 Stanley, SunTrust,
                                                                                                 Robinson Humphrey,
                                                                                                   Deutsche Bank
                                                                                                 Securities, Morgan
                                                                                                 Keegan & Company,
                                                                                                 Inc., U.S. Bancorp
                                                                                                 Investments, Inc.

   Cenovus         09/15/09       --  $99.933    $1,300,000,000      1,010,000     0.07%  0.38%  Barclays Capital,   Banc of America
 Energy Inc.                                                                                        BMO Capital
 5.700% due                                                                                        Markets, BofA
 10/15/2019                                                                                        Merrill Lynch,
                                                                                                   CIBC, Scotia
                                                                                                   Capital, RBC
                                                                                                Capital Markets, TD
                                                                                                  Securities, RBS,
                                                                                                   BMO Capital
                                                                                                  Markets, Credit
                                                                                                  Suisse, Deutsche
                                                                                                  Bank Securities,
                                                                                                  Morgan Stanley

   Newmont         09/15/09       --  $98.808    $1,100,000,000      1,220,000     0.11%  0.46%    Deutsche Bank     Deutsche Bank
 Mining Corp.                                                                                     Securities, UBS
  6.250% due                                                                                      Investment Bank,
   10/01/2039                                                                                       Citi, Daiwa
                                                                                                 Securities America
                                                                                                  Inc., HSBC, J.P.
                                                                                                Morgan, RBS, Scotia
                                                                                                   Capital, ANZ
                                                                                                  Securities, BNP
                                                                                                  PARIBAS, Mizuho
                                                                                                  Securities USA
                                                                                                 Inc., BNY Mellon
                                                                                                 Capital Markets,
                                                                                                    LLC, BBVA
                                                                                                 Securities, CIBC,
                                                                                                 SOCIETE GENERALE,
                                                                                                   BMO Capital
                                                                                                Markets, Mitsubishi
                                                                                                UFJ Securities, RBC
                                                                                                   Capital Markets,
                                                                                                   U.S. Bancorp
                                                                                                 Investments, Inc.

   Exelon          09/16/09       --  $98.863      $900,000,000      1,150,000     0.12%  0.44%  Barclays Capital,  Barclays Capital
 Gerneration                                                                                    Credit Suisse, J.P.
 Co. 6.250%                                                                                       Morgan, Goldman,
     due                                                                                         Sachs & Co., Loop
  10/01/2039                                                                                      Capital Markets,
                                                                                                    LLC, Morgan
                                                                                                    Stanley, UBS
                                                                                                  Investment Bank,
                                                                                                   The Williams
                                                                                                Capital Group, L.P.

 Ohio Power        09/21/09       --  $99.587      $500,000,000        200,000     0.04%  0.08%   KeyBanc Capital    UBS Securities
 Co. 5.375%                                                                                         Markets, RBS
     due                                                                                          Securities Inc.,
  10/01/2021                                                                                     CALYON Securities
                                                                                                  (USA) Inc., UBS
                                                                                                  Investment Bank,
                                                                                                  Mitsubishi UFJ
                                                                                                 Securities (USA),
                                                                                                        Inc.

    Potash         09/23/09       --  $99.109      $500,000,000        245,000     0.04%  0.09% BofA Merrill Lynch,  Banc of America
 Corporation                                                                                     HSBC, RBC Capital
      of                                                                                          Markets, Scotia
 Saskatchewan                                                                                   Capital, BMO Capital
  4.875% due                                                                                    Markets, CIBC, Rabo
  3/30/2020                                                                                        Securities USA,
                                                                                                Inc., TD Securities,
                                                                                                   UBCS Investment
                                                                                                Bank, Mitsubishi UFJ
                                                                                                Securities, SOCIETE
                                                                                                 GENERALE, Comerica
                                                                                                Securities, Goldman,
                                                                                                Sachs & Co., Morgan
                                                                                                       Stanley

  Enterprise       09/24/09       --  $99.355      $500,000,000        275,000     0.05%  0.10%  J.P. Morgan, BofA,     JP Morgan
   Products                                                                                      Merrill Lynch, BNP
   Operating                                                                                      PARIBAS, Morgan
  5.250% due                                                                                       Stanley, Mizuho
   1/31/2020                                                                                    Securities USA Inc.,
                                                                                                     Wells Fargo
                                                                                                Securities, DnB NOR
                                                                                                    Markets, UBS
                                                                                                  Investment Bank,
                                                                                                 SunTrust, Robinson
                                                                                                 Humphrey, Deutsche
                                                                                                  Bank Securities,
                                                                                                   Scotia Capital,
                                                                                                  Daiwa Securities
                                                                                                  America Inc., ING
                                                                                                   Wholesale, RBS

Entergy Gulf       09/29/09       --  $99.920      $300,000,000        800,000     0.26%  0.30%   Barclays Capital, Barclays Capital
States Louisiana                                                                                   CALYON, Mizuho
   5.590% due                                                                                   Securities USA Inc.,
   10/01/2024                                                                                    BNY Mellon Capital
                                                                                                    Markets, LLC,
                                                                                                   Mitsubishi UFJ
                                                                                                Securities, Blaylock
                                                                                                Robert Van, LLC, The
                                                                                                  Williams Capital
                                                                                                     Group, L.P.

     L-3           09/29/09       --  $99.642    $1,000,000,000        280,000     0.02%  0.11% BofA Merrill Lynch,  Banc of America
Communications                                                                                      Deutsche Bank
Corp. 5.200%                                                                                         Securities,
     due                                                                                         SunTrust, Robinson
 10/15/2019                                                                                        Humphrey, Wells
                                                                                                  Fargo Securities,
                                                                                                  Barclays Capital,
                                                                                                   CALYON, Scotia
                                                                                                    Capital, ANZ
                                                                                                     Securities,
                                                                                                   Mitsubishi UFJ
                                                                                                  Securities, RBS,
                                                                                                  SOCIETE GENERALE,
                                                                                                 BNY Mellon Capital
                                                                                                    Markets, LLC

Enel Finance       09/30/09       --  $99.560    $1,750,000,000      1,550,000     0.08%  0.58%  Citi, BofA Merrill     JP Morgan
International                                                                                      Lynch, Barclays
  SA 5.125%                                                                                         Capital, J.P.
     due                                                                                           Morgan, Credit
 10/07/2019                                                                                        Suisse, Morgan
                                                                                                  Stanley, Deutsche
                                                                                                   Bank Securities

    Boston         10/06/09       --  $99.931      $700,000,000        975,000     0.13%  0.37% BofA, Merrill Lynch, Banc of America
Properties LP                                                                                    BNY Mellon Capital
  5.875% due                                                                                    Markets, LLC, Citi,
  10/15/2019                                                                                        Deutsche Bank
                                                                                                  Securities, Wells
                                                                                                  Fargo Securities,
                                                                                                     Capital One
                                                                                                     Southcoast,
                                                                                                     Commerzbank
                                                                                                    Corporates &
                                                                                                Markets, Mitsubishi
                                                                                                UFJ Securities, PNC
                                                                                                Capital Markets LLC,
                                                                                                RBS, Scotia Capital,
                                                                                                  SunTrust Robinson
                                                                                                    Humphrey, TD
                                                                                                  Securities, U.S.
                                                                                                Bancorp Investments,
                                                                                                        inc.

Amphenol Corp.     10/29/09       --  $99.813      $600,000,000        280,000     0.04%  0.10% BofA Merrill Lynch,  Banc of America
  4.750% due                                                                                        Deutsche Bank
  11/15/2014                                                                                      Securities, J.P.
                                                                                                Morgan, Wells Fargo
                                                                                                    Securities,
                                                                                                   Mitsubishi UFJ
                                                                                                 Securities, Mizuho
                                                                                                Securities USA Inc.,
                                                                                                    TD Securities

CA Inc. 5.375%      11/9/09       --  $99.162      $750,000,000        490,000     0.06%  0.18% BofA Merrill Lynch,    JP Morgan
 due 12/1/2019                                                                                   Citi, J.P. Morgan,
                                                                                                    Deutsche Bank
                                                                                                Securities, Barclays
                                                                                                    Capital BNP
                                                                                                 PARIBAS, Goldman,
                                                                                                Sachs & Co., KeyBanc
                                                                                                  Capital Markets,
                                                                                                  Mizuho Securities
                                                                                                  USA Inc., Scotia
                                                                                                    Capital, U.S.
                                                                                                Bancorp Investments,
                                                                                                  Inc., Wells Fargo
                                                                                                  Securities, HSBC,
                                                                                                         RBS

     Waste         11/12/09       --  $98.466      $600,000,000         15,000     0.00%  0.06%   BNP PARIBAS, J.P.     JP Morgan
  Management                                                                                       Morgan, Scotia
  Inc. 6.125%                                                                                   Capital, Wells Fargo
due 11/30/2039                                                                                  Securities, CALYON,
                                                                                                   Citi, Comerica
                                                                                                  Securities, Daiwa
                                                                                                 Securities America
                                                                                                Inc., Goldman, Sachs
                                                                                                  & Co., Mitsubishi
                                                                                                   UFJ Securities,
                                                                                                  Mizuho Securities
                                                                                                  USA Inc., Morgan
                                                                                                  Keegan & Company,
                                                                                                   Inc., SunTrust
                                                                                                 Robinson Humphrey,
                                                                                                    U.S. Bancorp
                                                                                                  Investments, Inc.

   Nisource        12/02/09       --  $99.569      $500,000,000        150,000     0.03%  0.00%    Credit Suisse,         CSFB
 Finance Corp.                                                                                  Morgan Stanley, UBS
  6.125% due                                                                                      Investment Bank,
   3/31/2022                                                                                    BofA Merrill Lynch,
                                                                                                 Citi, J.P. Morgan,
                                                                                                    Wells Fargo
                                                                                                  Securities, UBS
                                                                                                  Investment Bank,
                                                                                                   Looop Capital
                                                                                                   Markets, LLC,
                                                                                                   Mitsubishi UFJ
                                                                                                  Securities, PNC
                                                                                                Capital Markets LLC,
                                                                                                    U.S. Bancorp
                                                                                                 Investments, Inc.

  Hess Corp.       12/09/09       --  $99.234      $250,000,000        750,000     0.10%  0.29%   Goldman, Sachs &     JP Morgan
  6.000% due                                                                                     Co., J.P. Morgan,
   1/15/2040                                                                                       Morgan Stanley

    Boston         12/10/09       --  $99.031      $850,000,000        600,000     0.07%  0.23%     Deutsche Bank      JP Morgan
  Scientific                                                                                      Securities, BofA
   Corp Note                                                                                       Merrill Lynch,
   6.00% due                                                                                      Barclays Capital,
   1/15/2020                                                                                      BNP PARIBAS, RBS
                                                                                                 J.P. Morgan, Daiwa
                                                                                                 Securities America
                                                                                                Inc., Mitsubishi UFJ
                                                                                                 Securities, Mizuho
                                                                                                Securities USA Inc.,
                                                                                                    Wells Fargo
                                                                                                  Securities, BBVA
                                                                                                  Securities, BNY
                                                                                                   Mellon Capital
                                                                                                 Markets, LLC, RBC
                                                                                                  Capital Markets,
                                                                                                Scotia Capital, ING
                                                                                                  Wholesale, Allied
                                                                                                    Irish Banks,
                                                                                                 Corporate Banking,
                                                                                                 Standard Chartered
                                                                                                        Bank


   Teacher's       12/11/09       --  $99.873   $25,000,000,000        600,000     0.03%  0.23%     Deutsche Bank      Goldman
 Insurance and                                                                                  Securities, Goldman,     Sachs
    Annuity                                                                                       Sachs & Co., J.P.
Association of                                                                                     Morgan, Morgan
America 6.850%                                                                                     Stanley, Citi,
due 12/16/2039                                                                                  Credit Suisse, RBS,
                                                                                                     Wells Fargo
                                                                                                   Securities, The
                                                                                                  Williams Capital
                                                                                                     Group, L.P.